UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Solicitation Script (Inbound and Outbound) JPMORGAN FUNDS Meeting Date: November 21, 2024 Toll Free Number: 855-737-3175 INBOUND GREETING: Thank you for calling the Broadridge Proxy Services Center for the JPMorgan Funds. My name is <Agent Name>. How may I assist you today? General Outbound Greeting: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of JPMorgan Funds to confirm you have received the proxy materials for the special joint meeting of shareholders scheduled for NOVEMBER 21,2024. Have you received proxy materials? NEAR NOVEMBER 11,2024 Outbound Greeting: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on a recorded line on behalf of JPMorgan Funds to confirm you have received the proxy materials for the special joint meeting of shareholders scheduled in just a few days on NOVEMBER 21,2024. Have you received proxy materials? ADJOURNMENT Outbound Greeting: Good day, may I please speak with Mr./Ms. <full name as it appears on registration>? Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on a recorded line on behalf of JPMorgan Funds. Due to the lack of shareholder participation, the special joint meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials? VOTING: The JPMorgan Funds’ board has recommended a vote “FOR” the proposal. Would you like to vote along with the recommendations of the board for all of your accounts? Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name. And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code. Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 855-737-3175. © 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.  broadridge.com CONFIDENTIAL INFORMATION Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board: Would you like me to review the proposal with you? <After review, ask them if they would like to vote now over the phone>. IF not received/Requesting material to be re-mailed: I can resend the proxy materials to you, or I can review the proposal with you and record your vote immediately by phone. <Pause for response> After review, ask them if they would like to vote now over the phone: The JPMorgan Funds’ board recommends that you vote “FOR” the proposal. Would you like to vote along with the recommendations of the board for all your accounts? If they don’t want proposal reviewed: Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.> Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-737-3175. If Not Interested: I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful <day/evening>. Voting (Any vote needed): The JPMorgan Funds’ board has recommended a vote “FOR” the proposal, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today? And this (for/against/abstain) vote will be for all of your accounts accordingly? Registered holder wants a new proxy card/or their control number: <send complete contact information name, address, control #, & shares to Broadridge>: Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The JPMorgan Funds’ board is recommending you vote “FOR” the proposal. Would you like to vote along with the recommendations of the board for all your accounts? Beneficial holder wants a new VIF/or their control number: Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. The JPMorgan Funds’ board is recommending you vote “FOR” the proposal. Would you like to vote along with the recommendations of the board for all your accounts? ANSWERING MACHINE MESSAGE: Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of JPMorgan Funds. You should have received proxy material electronically or in the mail concerning the special joint meeting of Shareholders to be held on NOVEMBER 21,2024. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone Ready for Next CONFIDENTIAL INFORMATION ©2023 2 or need new proxy materials, call toll-free at 855-737-3175 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES): Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of JPMorgan Funds. You should have received proxy material electronically or in the mail concerning the special joint meeting of Shareholders to be held on NOVEMBER 21,2024. Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-737-3175and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter. PRE-RECORDED MESSAGES – CANNOT BE UPDATED INBOUND—CLOSED RECORDING: Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you. INBOUND—CALL IN QUEUE MESSAGE: Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received. END OF CAMPAIGN MESSAGE: Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you. CC Hours (Eastern Time): Monday through Friday, 9AM to 10PM Ready for Next CONFIDENTIAL INFORMATION ©2023 3

Phone Script Option

Verbal Script – not to be emailed

Mr./Ms. FA,

I want to thank you for partnering with JP Morgan and our Large Cap Growth and Growth Advantage Funds.

As you probably know, LCG and GA are trying to move from a diversified to a non-diversified fund. This change will provide the fund management teams with more flexibility in how they manage the portfolio. In order to make this change, the shareholders have to approve this and the way they do that is by casting their votes. They can vote “for”, “against” or vote to “abstain”. Our board is recommending a vote “for” the change.

However, while shareholders have likely received phone calls and mailings asking them to vote their shares, unfortunately, many are simply ignoring these requests and haven’t cast their votes. Since our board is recommending a vote “for” this change, we wanted to make sure to bring this matter to your attention to allow you to engage in whatever steps you feel appropriate to assist in matters of this nature, such as contacting your clients that own LCG/GA and asking them to please vote their shares. Note, returning a proxy card indicating you have no authority could help the LCG/GA Fund reach quorum (this is known as authorizing the use of uninstructed shares). Uninstructed shares will be counted for quorum purposes only and will not be voted on any proposal. We are aware of other firms that have authorized the use of uninstructed shares for this proposal.

Voting instructions can be found on the proxy card.

We wouldn’t ask for this if it wasn’t critically important.

Thank you.

Email Option – Follow up to Phone Conversation

Subject: JP Morgan Funds - Uninstructed Shares Request

Good <morning, afternoon, evening> [     ],

Thank you for taking the time to speak with me earlier <today, yesterday>. As we discussed, the Special Meeting of Shareholder (“Meeting”) for the JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (“Funds”) has been adjourned to November 21, 2024, due to a lack of shareholder participation.

Because of this, the Funds are asking [ADD BROKER] for authorization to use uninstructed shares to help these Funds reach quorum for the Fund CUSIPs below. The uninstructed shares will be counted for quorum purposes only and will not be voted on any proposal(s).

FUND NAME	CUSIP
JPMorgan Growth Advantage Fund	62826M483
JPMorgan Growth Advantage Fund	4812A3692
JPMorgan Growth Advantage Fund	4812A3718
JPMorgan Growth Advantage Fund	46640W108
JPMorgan Growth Advantage Fund	48123X108
JPMorgan Growth Advantage Fund	46640W306
JPMorgan Growth Advantage Fund	46640W405
JPMorgan Growth Advantage Fund	62826M426
JPMorgan Large Cap Growth Fund	4812C0506
JPMorgan Large Cap Growth Fund	4812C0522
JPMorgan Large Cap Growth Fund	4812C2379
JPMorgan Large Cap Growth Fund	4812C0530
JPMorgan Large Cap Growth Fund	4812C2544
JPMorgan Large Cap Growth Fund	48121L841
JPMorgan Large Cap Growth Fund	4812CA108
JPMorgan Large Cap Growth Fund	4812CA207

Below is the e-mail text request that needs to be forwarded back to us, since Broadridge is not tabulating.

“For the CUSIPs listed below, please accept this as instruction that [ADD BROKER] has not received instructions on how to vote the shares on the proposal(s) at the Meeting or any adjournments thereof.”

FUND NAME	CUSIP
JPMorgan Growth Advantage Fund	62826M483
JPMorgan Growth Advantage Fund	4812A3692
JPMorgan Growth Advantage Fund	4812A3718
JPMorgan Growth Advantage Fund	46640W108

JPMorgan Growth Advantage Fund	48123X108
JPMorgan Growth Advantage Fund	46640W306
JPMorgan Growth Advantage Fund	46640W405
JPMorgan Growth Advantage Fund	62826M426
JPMorgan Large Cap Growth Fund	4812C0506
JPMorgan Large Cap Growth Fund	4812C0522
JPMorgan Large Cap Growth Fund	4812C2379
JPMorgan Large Cap Growth Fund	4812C0530
JPMorgan Large Cap Growth Fund	4812C2544
JPMorgan Large Cap Growth Fund	48121L841
JPMorgan Large Cap Growth Fund	4812CA108
JPMorgan Large Cap Growth Fund	4812CA207

Thanks again with your help on this matter.